SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report: January 4, 2002

                       ELEPHANT TALK COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          California                000-30061                  95-2210753
     (State of Incorporation)      (Commission                (IRS Employer
                                   File Number)             Identification #)

           19222 Pioneer Blvd., Suite 100, Cerritos, California 90703
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (562) 653-0400
                    ----------------------------------------
              (Registrant's telephone number, including area code)


ITEM 8.  CHANGE IN FISCAL YEAR

Effective January 4, 2002, the Registrant adopted the fiscal year of the accounting acquirer, Elephant Talk Limited. The new fiscal year ends on December 31, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                By:  Russelle Choi

                                                 /s/ Russelle Choi
                                                 -------------------------------
                                                 Russelle Choi
                                                 President & CEO

                                                 Date:  May 15, 2002










































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